Intangible assets	12 Months Ended
Dec. 31, 2022
Intangible assets and goodwill [abstract]
Intangible assets
11.
Intangible assets

Intangible assets consist of the following (in thousands):

	Goodwill	Brand, trademarks & domain names	Customer relationships	Development costs	Total
Cost
At January 1, 2021	$356,521	$988,408	$6,860	$253,431	$1,605,220
Additions	—	131,161	395	118,661	250,217
Additions acquired through business combinations (1)	27,006	7,279	1,692	9,899	45,876
Disposals	—	(3)	—	(11)	(14)
Foreign exchange movements	(1,242)	(2,116)	(52)	(122)	(3,532)
At December 31, 2021	382,285	1,124,729	8,895	381,858	1,897,767
Additions	—	374,384	320	140,624	515,328
Additions acquired through business combinations (1)	49,997	28,780	2,500	12,655	93,932
Transfers	—	(5,429)	—	5,429	—
Foreign exchange movements	(642)	(25,810)	(55)	(1,169)	(27,676)
At December 31, 2022	$431,640	$1,496,654	$11,660	$539,397	$2,479,351
Accumulated amortization and impairment
At January 1, 2021	$-	$(217,015)	$(3,626)	$(105,251)	$(325,892)
Amortization for year	—	(132,592)	(451)	(68,591)	(201,634)
Impairment for year	—	(11,779)	—	-	(11,779)
Disposals	—	3	—	(30)	(27)
Foreign exchange movements	—	1,115	(64)	171	1,222
At December 31, 2021	—	(360,268)	(4,141)	(173,701)	(538,110)
Amortization for year	—	(170,439)	(917)	(106,730)	(278,086)
Impairment for year	(29,336)	(83,442)	—	(4,009)	(116,787)
Transfers	—	3,627	—	(3,627)	—
Foreign exchange movements	—	2,543	(155)	(926)	1,462
At December 31, 2022	$(29,336)	$(607,979)	$(5,213)	$(288,993)	$(931,521)
Net book value
At December 31, 2021	$382,285	$764,461	$4,754	$208,157	$1,359,657
At December 31, 2022	$402,304	$888,675	$6,447	$250,404	$1,547,830

(1)
Refer to Note 31, Business combinations.

Intangible assets with definite useful lives

Included within Development costs is $48.9 million (2021: $37.8 million) of assets that are under the course of construction. Amortization of these assets will commence once they are available for use.

As of December 31, 2022, Brands, Trademarks and domain names primarily includes: the Off-White licensed brand with a net carrying amount of $311.3 million and a remaining life of 3 years, Stadium Goods brand with a net carrying amount of $86.0 million and a remaining life of 11 years, Heron Preston brand with a net carrying amount of $17.4 million and a remaining life of 4.6 years and Palm Angels brand with a net carrying amount of $111.0 million and a remaining useful life of 8.6 years.

Brand, trademarks and domain names include non-cash additions of $364.1 million in relation to the commercial agreement entered into on February 22, 2022, between the Group and Authentic Brands Group LLC for the exclusive distribution rights of Reebok-branded footwear and apparel ranges within certain countries in the European region. The intangible asset amount of $364.1 million represents the present value of the $368.2 million (€329.9 million) minimum contractual royalty payments and will be amortized straight-line over the 11 year life of the agreement. As of December 31, 2022, The Reebok distribution rights intangible asset had a carrying amount of $325.0 million and a remaining useful life of 10.0 years.

Intangible asset additions of $28.5 million relating to Brand, trademark and domain names and $1.2 million relating to capitalized Development costs were recognized through the acquisition of Violet Grey. Intangible asset additions of $11.5 million relating to capitalized Development costs, $2.5 million related to Customer Relationships and $0.3 million relating to Brand, trademark and domain names were recognized through the acquisition of Wanna. Refer to Note 31, Business combinations, for additional detail.

During the year ended December 31, 2021, the Group completed the acquisition of 60 percent of the ordinary share capital of Palm Angels for cash and share consideration, which was accounted for by applying the principles of IFRS 3 and recognizing a non-controlling interest using the proportionate share of net assets acquired method.

Development costs relates to development expenses that meet the capitalization criteria under IAS 38 - Intangible Assets, acquired software in business combinations, and includes the development of internal software and technologies related to the enhancement of the Group's Digital Platform.

Amortization for all intangible assets is recognized in Selling, general and administrative expenses within the Consolidated statement of operations.

During the year ended December 31, 2022, total impairment expense of $136.7 million was recognized on tangible and intangible assets, of which $38.1 million related to the Browns-Digital CGU and $98.6 million related to smaller CGUs within the Group and other impairments.

During the year ended December 31, 2021 impairment expense of $11.8 million was recognized primarily relating to a reduction in forecasted sales, which decreased the value-in-use of one of the smaller intangible brand assets within the New Guards portfolio and is associated with the Brand Platform reportable operating segment.

Intangible assets with indefinite useful lives

Goodwill reflects the amount of consideration in excess of the fair value of net assets acquired in business combinations. The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. Goodwill has been allocated to the following CGUs or groups of CGUs. New acquisitions Wannaby and Violet Grey have been allocated to the Marketplace CGU. For details regarding additions to goodwill refer to Note 31, Business combinations.

The goodwill amounts for each CGU or groups of CGUs consists of the following at December 31 (in thousands):

	2021	2022
CGU
Marketplace (FF.com)	$176,776	$226,131
Browns - Platform	19,015	—
CuriosityChina	3,039	3,039
Brand Platform - New Guards	181,381	171,060
Farfetch Platform Solutions	2,074	2,074
Total Goodwill	$382,285	$402,304

In finalizing the purchase price allocation of the New Guards acquisition, we determined that a portion of the goodwill ($20.7 million) should be allocated to the Marketplace CGU as synergies arising from the acquisition will benefit the Group’s digital business. Similarly, when finalizing the Violet Grey and Wannaby acquisitions, we allocated $52.3 million of the goodwill to the Marketplace CGU.

Impairment testing

As of March 31, 2022, the Group reviewed its business and operations to take into consideration the estimated impact of the macroeconomic environment, the market outlook and the Group’s operations arising from COVID-19 and the Russia-Ukraine conflict and related sanctions. As a result of this assessment, certain CGUs, Marketplace (FF.com) and Browns - Platform, were identified as being more sensitive to these factors and were subject to impairment testing.

As of September 30, 2022, the Group's quarterly impairment trigger assessment also identified potential impairment indicators with the performance of the Browns - Platform CGU as a result of the continued macroeconomic environment and the devaluation of the pound sterling against the U.S. dollar and the CGU was subject to further impairment testing.

As of December 31, 2022, the Group completed annual impairment testing on all CGUs.

For all of the impairment testing performed during 2022, the recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use calculation include (i) expected future revenue growth rates, including the terminal growth rate; (ii) anticipated gross profit margins; (iii) anticipated operating margins; and (iv) the discount rates to be applied to the estimated future cash flows. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs and the group of units. The growth rates and anticipated gross profit margins are based on historic revenue growth rates, cost of revenue forecasts and current market assessments.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next three years. Forecasts are extended to five to seven years using management’s best estimates, according to the nature and maturity of each CGU. The Group believes this period range is appropriate to capture the high growth rates seen in the markets in which our CGUs operate.

March 31, 2022 impairment testing: FF.com and Browns - Platform

The key assumptions for the value in use calculations are the revenue growth rates and the pre-tax discount rates, plus gross profit and operating margin for selected CGUs, as explained above. The Group extrapolates the cash flows from the fifth year based on an estimated growth rate of 2% (December 31, 2021: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax discount rate used to discount the forecast cash flows ranges from 12.10% to 12.93% (December 31, 2021: 8.9% to 10.9%). The pre-tax discount rate applied is derived from a market participant’s estimated weighted-average cost of capital. The assumptions used in the calculation of the Group’s weighted-average cost of capital are benchmarked to externally available data.

As a result of the impairment testing performed, the value in use exceeded the carrying amount of the assets allocated to each CGU for both the Marketplace (FF.com) and Browns - Platform CGUs and no impairment was recognized.

Management performed sensitivities on key assumptions and, based upon these, believed that there were no indicators of impairment on other CGUs.

September 30, 2022 impairment testing: Browns - Platform

The key assumptions for the value in use calculations are the revenue growth rates and the pre-tax discount rates, plus gross profit and operating margin for selected CGUs, as explained above. The Group extrapolates the cash flows from the fifth year based on an estimated growth rate of 1.9% (December 31, 2021: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax discount rate used to discount the forecast cash flows was 14.5% (December 31, 2021: 8.9% to 10.9%). The pre-tax discount rate applied is derived from a market participant’s estimated weighted-average cost of capital. The assumptions used in the calculation of the Group’s weighted-average cost of capital are benchmarked to externally available data.

As a result of the impairment testing performed, the carrying amount of the assets allocated to the Browns - Platform CGU, our internal Marketplace supply partner, exceeded its value in use and impairment losses totaling $38.1 million were recognized, representing the full carrying value. This was comprised of $19.0 million relating to Goodwill, $2.9 million relating to Development costs and $1.1 million relating to Brand, trademarks and domain names, recognized within Impairment losses on intangible assets within the Consolidated statement of operations, and $8.3 million relating to Right-of-use assets and $6.8 million relating to Property, plant and equipment recognized within Impairment losses on tangible assets within the Consolidated statement of operations and is associated with the Digital Platform reportable segment. Management considered that there are no reasonably possible changes to the key assumptions in the value in use calculation that would result in the reversal of the impairment of the assets allocated to the Browns - Platform CGU.

At September 30, 2022, the Group performed an impairment trigger assessment of goodwill and other intangible assets allocated to the Group's other CGUs and no additional impairment indicators were noted.

December 31, 2022 impairment testing: all CGUs

The recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use include (i) expected future revenue growth rates, including the terminal growth rate; (ii) anticipated gross profit margins; (iii) anticipated operating margins; and (iv) the discount rates to be applied to the estimated future cash flows. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs and the group of units. The growth rates and anticipated gross profit margins are based on historic revenue growth rates, cost of revenue forecasts and current market assessments.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next three years. Forecasts are extended to five or seven years using management’s best estimates, according to the nature and maturity of each CGU. The Group believes this period range is appropriate to capture the high growth rates seen in the markets in which our CGUs operate.

The key assumptions for the value in use calculations are the revenue growth rates and the pre-tax discount rates, plus gross profit margin for selected CGUs. The Group extrapolates the cash flows in the fifth or seventh year based on an estimated growth rate of 2% (2021: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax discount rate used to discount the forecast cash flows ranges from 10.9% to 17.4% (2021: 8.9% to 10.9%). The pre-tax discount rate applied is derived from a market participant’s estimated weighted average cost of capital.

The assumptions used in the calculation of the Group’s weighted average cost of capital are benchmarked to externally available data.

As a result of the impairment testing performed, the full carrying amount of the assets allocated to three of the smaller intangible brand assets within the Group, exceeded their value in use and impairment losses totaling $95.9 million were recognized. The impairment primarily related to a reduction in forecasted sales and comprised of $10.3 million relating to Goodwill, $82.4 million relating to Brand, trademarks and domain names and $0.9 million relating to capitalized Development costs, recognized within Impairment losses on intangible assets within the Consolidated statement of operations, and $1.4 million relating to Right-of-use assets and $0.9 million relating to Property, plant and equipment recognized within Impairment losses on tangible assets within the Consolidated statement of operations and is associated with the Brand Platform and Digital Platform reportable segments. As at December 31, 2022, the recoverable amounts of the smaller CGUs not fully impaired was $6.3 million.

In addition to the results of the annual impairment testing, other impairments totaling $2.7 million were recognized in December 2022.

Management has performed sensitivities on key assumptions and based upon these believe that there are no further indicators of impairment. Management consider that there are no reasonably possible changes to the key assumptions in the value in use calculation that would result in any further impairment of the assets allocated to the CGUs.

The recoverable amount of each CGU would equal its carrying amount if the key assumptions were to change as follows:

	Marketplace (FF.com)	FPS	CuriosityChina	Brand Platform – New Guards
Budgeted annual revenue growth (change in pp)	(2.5)	(39.9)	(62.0)	(13.7)
Post-tax discount rate (change in pp)	1.3	41.5	32.1	6.3
Budgeted gross profit margin (change in pp)	(2.1)	(3.7)	(21.0)	(6.6)
Long term growth rate (change in pp)	(6.4)	(148.3)	(272.4)	(13.8)